Exhibit 10.43

EXECUTION COPY

DATED OCTOBER 11, 2010

(1)	SINOTECH ENERGY LIMITED
as Mortgagor

(2)	DB TRUSTEES (HONG KONG) LIMITED
as Security Agent

EQUITABLE SHARE MORTGAGE

IN RESPECT OF SHARES OF SUPERPORT LIMITED

i

ii

THIS MORTGAGE is made on                                                      2010

BETWEEN

(1)                                  SINOTECH ENERGY LIMITED, an exempted company incorporated under the laws of the Cayman Islands with company number 241866 and having its registered office at PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Mortgagor”); and

(2)                                  DB TRUSTEES (HONG KONG) LIMITED, as security trustee for and on behalf of the Secured Parties (as defined in the Security Trust Deed, defined below) (the “Security Agent”).

WHEREAS

(A)                              By the Facility Agreement, the Lenders (as defined in the Security Trust Deed) agreed to make available to Tianjin New Highland Science and Technology Development Co., Ltd. (the “Borrower”) a facility on the terms and conditions contained in the Facility Agreement (as defined below).

(B)                                The Mortgagor will be on commencement of the Security Period the legal and beneficial owner of 100% of the ordinary shares of US$1.00 par value per each share in the capital of the Company.

(C)                                As security for the Secured Obligations (as defined below), the Mortgagor has agreed to mortgage and charge in favour of the Security Agent, inter alia, its legal and beneficial interest in all of the issued shares in the Company.

(D)                               Premium Sino Finance Limited is currently the legal and beneficial owner of 90 ordinary shares of US$1.00 par value in the capital of the Company and such shares are mortgaged in favour of the Security Agent pursuant to an Equitable Share Mortgage dated 12 January 2010 (the “Original Holdco Share Mortgage”) made between Premium Sino Finance Limited and the Security Agent . The Original Holdco Share Mortgage is to be released after completion of the Relevant Permitted Reorganisation (as defined below).

(E)                                 It is a condition to the Lenders agreeing to the Relevant Permitted Reorganisation that the Mortgagor shall execute this Mortgage in favour of the Security Agent and the same is executed by the Mortgagor in consideration of the Lenders agreeing to the Relevant Permitted Reorganisation and for other good and valuable consideration (the sufficiency of which the Mortgagor hereby acknowledges).

(F)                                 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

NOW THIS MORTGAGE WITNESSETH

1.                                      DEFINITIONS AND INTERPRETATION

1.1                                 In this Mortgage, unless the context otherwise requires, words and expressions which are capitalised but not defined herein (including in the recitals hereto) shall have the same meanings as are given to them in the Security Trust Deed.  In addition, the following definitions shall apply:

“BVI Act” means the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands;

“BVI Working Day” means a day on which government offices are ordinarily open for business in the British Virgin Islands;

“Cayman Companies Law” means the Companies Law (2010 Revision) of the Cayman Islands;

“CLP Ordinance” means the Conveyancing and Law of Property Act of the British Virgin Islands;

“Company” means Superport Limited, a BVI Business Company with company number 1525496 and registered office at Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

“Event of Default” means an Event of Default as defined in the Security Trust Deed;

“Initial Mortgaged Shares” means those shares in the Company which will be registered in the name of and beneficially owned by the Mortgagor immediately following completion of the Relevant Permitted Reorganisation and any shares acquired in respect of any or all of the Initial Mortgaged Shares by reason of a division or combination of shares, share dividend, reclassification or otherwise;

“Insolvency Act” means the Insolvency Act, 2003 (as amended) of the British Virgin Islands;

“Facility Agreement” means the loan agreement dated 8 January 2010 between the Borrower as borrower, International Petroleum Services Corporation Limited, the Company, Deutsche Bank AG, Hong Kong Branch as arranger and facility agent, the Security Agent and the financial institutions listed therein as Lenders (as amended pursuant to an amendment agreement dated 11 January 2010 and as further amended and restated pursuant to a second amendment agreement dated                                                2010 and as may be further amended and/or restated from time to time);

“Mortgage” means this equitable share mortgage;

“Mortgaged Shares” means the Initial Mortgaged Shares and all and any other shares, warrants and other securities of any kind (including loan capital) of the Company now or at any time in the future legally and/or beneficially owned by the Mortgagor or in which the Mortgagor has any interest and all rights, benefits and advantages now or at any time in the future deriving from or incidental to any of the Mortgaged Shares, including, without limitation:

(a)           all dividends or other distributions (whether in cash, securities or other property), interest and other income paid or payable in relation to any Mortgaged Shares;

(b)           all shares, securities, rights, monies or other property whether certificated or uncertificated accruing, offered or issued at any time by way of redemption, conversion, exchange, substitution, preference, option or otherwise in respect of any Mortgaged Shares (including but not limited to proceeds of sale); and

(c)           all certificates and other evidence of title to as of the Mortgaged Shares now and from time to time hereunder deposited with the Security Agent;

“Parties” means the parties to this Mortgage;

“Register of Charges” means the register of mortgages and charges of the Mortgagor maintained by the Mortgagor in accordance with the Cayman Companies Law;

“Register of Directors” means the register of directors of the Company maintained by the Company in accordance with Section 118 of the BVI Act;

“Register of Members” means the register of members of the Company maintained by the Company in accordance with Section 41 of the BVI Act;

“Registrar of Corporate Affairs” means the Registrar of Corporate Affairs of the British Virgin Islands appointed under Section 229 of the BVI Act;

“Release Date” has the meaning ascribed to such term in the Security Trust Deed;

“Relevant Permitted Reorganisation” has the meaning ascribed to such term in the Facility Agreement;

“Secured Obligations” has the meaning ascribed to such term in the Security Trust Deed;

“Security Interest” means:

(a)                                  a mortgage, charge, pledge, lien, assignment by way of security or other encumbrance or security arrangement (including any hold back or “flawed asset” arrangement) securing any obligation of any person;

(b)                                 any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person;

(c)                                  any other type of arrangement having a similar effect; or

(d)                                 agreements to create the foregoing;

“Security Period” means the period commencing on the date of completion of the Relevant Permitted Reorganisation and ending on the Release Date;

“Security Trust Deed” means the security trust deed dated 11 January 2010 and amended by a deed of amendment dated                                                              2010 between, among others, the Mortgagor and the Security Agent; and

“Transaction Documents” has the meaning ascribed to such term in the Security Trust Deed.

1.2                                 In construing this Mortgage (including the recitals), unless otherwise specified:

(a)                                  the rules of interpretation contained in Clause 1.3 (Construction) of the Security Trust Deed shall apply to the construction of the Mortgage mutatis mutandis;

(b)                                 references to any Party or Secured Party shall be construed so as to include that Party’s or that Secured Party’s respective successors in title, permitted assigns and permitted transferees;

(c)                                  “including” and “in particular” shall not be construed restrictively but shall mean respectively “including, without prejudice to the generality of the foregoing” and “including, without limitation”, and “in particular, but without prejudice to the generality of the foregoing”;

(d)                                 references to a “person” shall be construed so as to include any individual, firm, company or other body corporate, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality); and in each case, its successors and assigns and persons deriving title under or through it, in whole or in part, and any person which replaces any party to any document in its respective role thereunder, whether by assuming the rights and obligations of the party being replaced or whether by executing a document in or substantially in the form of the document it replaces;

(e)                                  “variation” includes any variation, amendment, accession, novation, restatement, modification, assignment, transfer, supplement, extension, deletion or replacement however effected and “vary” and “varied” shall be construed accordingly;

(f)                                    “writing” includes facsimile transmission legibly received except in relation to any certificate, notice or other document which is expressly required by this Mortgage to be signed and “written” has a corresponding meaning;

(g)                                 references to the “consent” of the Security Agent shall be construed as the consent of the Security Agent acting in its absolute discretion;

(h)                                 “management control” in relation to a company, corporation or entity means the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(i)                                     cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting (or equivalent decision making person) of such company, corporation or entity; and

(ii)                                  appoint or remove at least a majority of the directors or other equivalent officers of such company, corporation or entity (which majority has right to exercise more than half of the voting rights capable of being exercised at the board of directors or equivalent body of such company, corporation or entity); and

(iii)                               give directions with respect to the operating and financial policies of such company, corporation or entity with which the directors or other equivalent officers of such company, corporation or entity are obliged to comply;

(i)                                     subject to Clause 19.3, references to this Mortgage or to any other document include references to this Mortgage or such other document as varied in any manner from time to time, even if changes are made to:

(i)                                     the composition of the parties to this Mortgage or such other document or to the nature or amount (including any increase) of any facilities made available or liability assumed under such other document; or

(ii)                                  the nature or extent of any obligations under such other document;

(j)                                     references to uncertificated shares are to shares the title to which can be transferred by means of an electronic or other entry and references to certificated shares are to shares which are not uncertificated shares;

(k)                                  references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine or neuter and vice versa;

(l)                                     references to clauses and schedules are to clauses of, and schedules to, this Mortgage;

(m)                               references to any statute or statutory provision shall be construed as a reference to the same as it may have been, or may from time to time be amended, modified or re-enacted;

(n)                                 headings and titles are for convenience only and do not affect the interpretation of this Mortgage; and

(o)                                 this Mortgage is a “Security Document” and a “Finance Document” under the terms of the Security Trust Deed and the Facility Agreement.

2.                                      REPRESENTATION AND WARRANTIES

2.1                                 The Mortgagor hereby represents and warrants to the Security Agent (for the benefit of each Secured Party) on the date of this Mortgage and on completion of the Relevant Permitted Reorganisation that:

(a)                                  the Mortgagor has been duly incorporated and registered as an exempted company with limited liability under the Cayman Companies Law and is validly existing and in good standing under the laws of the Cayman Islands;

(b)                                 the Mortgagor has the power to own its assets and carry on its business as it is being conducted;

(c)                                  the Mortgagor shall be, with effect from the completion of the Relevant Permitted Reorganisation the sole legal and beneficial owner of the Mortgaged Shares free from any Security Interest (other than that created by this Mortgage and the Original Holdco Share Mortgage (until the same is released as described in paragraph D of the recitals of this Mortgage)) or other interest and any options or rights of pre-emption;

(d)                                 the Mortgagor shall with effect from completion of the Relevant Permitted Reorganisation be the direct legal and beneficial owner of 100% of the issued shares of and equity interests in the Company, free and clear of any Security (except for any Transaction Security, as defined in the Security Trust Deed and the Original Holdco Share Mortgage (until the same is released as described in paragraph D of the recitals of this Mortgage));

(e)                                  any Mortgaged Shares are or will be when mortgaged and charged, duly authorised, validly issued, fully paid, non-assessable, freely transferable and constitute shares in the capital of a BVI Business Company.  To the extent they are in existence there are no moneys or liabilities outstanding or payable in respect of any such shares nor will there be any and they have not been redeemed nor cancelled in any way nor will they be;

(f)                                    no person has or is entitled to any conditional or unconditional option, warrant or other right to subscribe for, purchase or otherwise acquire any issued or unissued shares, or any interest in shares, in the capital of the Company, (other than that created by this Mortgage and pursuant to the Warrant Instruments and the Original Holdco Share Mortgage (until the same is released as described in paragraph D of the recitals of this Mortgage));

(g)                                 the Mortgaged Shares are freely transferable on the books of the Company and no consents or approvals are required (other than pursuant to the Original Holdco Share Mortgage (until the same is released as described in paragraph D of the recitals of this Mortgage)) in order to register a transfer of the Mortgaged Shares;

(h)                                 the Mortgaged Shares are not issued with any preferred, deferred or other special rights or restrictions whether in regard to dividends, voting, return of any amount paid on account of shares or otherwise which are not expressly set out in the memorandum and articles of association of the Company;

(i)                                     there are no covenants, agreements, conditions, interest, rights or other matters whatsoever which adversely affect the Mortgaged Shares, (other than that created by this Mortgage and pursuant to the Warrant Instruments and the Original Holdco Share Mortgage (until the same is released as described in paragraph D of the recitals of this Mortgage));

(j)                                     other than the existence of the Original Holdco Share Mortgage, the Mortgagor has not received any notice of an adverse claim by any person in respect of the ownership of the Mortgaged Shares or any interest in the Mortgaged Shares;

(k)                                  the Mortgagor has full power and authority to:

(i)                                     execute and deliver this Mortgage and the other Transaction Documents to which it is a party;

(ii)                                  be the legal and beneficial owners of the Mortgaged Shares; and

(iii)                               comply with the provisions of, and perform all its obligations under this Mortgage and the other Transaction Documents to which it is a party;

(l)                                     the Mortgagor has duly executed and delivered this Mortgage and the other Transaction Documents to which it is a party;

(m)                               this Mortgage and each other Transaction Document to which the Mortgagor is a party constitutes the Mortgagor’s legal, valid and binding obligations enforceable against the Mortgagor in accordance with its terms subject to any general principles of law limiting its obligations or qualifications specifically referred to in any legal opinion delivered pursuant to the Facility Agreement;

(n)                                 the execution and performance of its obligations and liabilities under this Mortgage and each other Transaction Document to which the Mortgagor is a party will not:

(i)                                     contravene any law or regulation or any order of any governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it; or

(ii)                                  conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or any licence or other authorisation to which it is subject or by which it or any of its property is bound; or

(iii)                               contravene or conflict with any provision of its memorandum and articles of association;

(o)                                 it is not unable to pay its debts within the meaning of the Cayman Companies Law and it has not taken any action nor have any steps been taken or legal proceedings been started or threatened in writing against it for:

(i)                                     winding up, dissolution or reorganisation;

(ii)                                  the enforcement of any Security Interest over its assets; or

(iii)                               the appointment of a liquidator, receiver, administrative receiver, administrator, trustee or similar officer of it or of any or all of its assets;

(p)                                 it is not in breach (nor would be in breach with the giving of notice, passing of time, or satisfaction of any other condition) or in default under any deed, instrument or any agreement to which it is a party or which is binding on it or any of its assets;

(q)                                 to the best of its knowledge, no action, litigation, arbitration or administrative proceeding has been commenced or is pending or threatened in writing against it, nor is there subsisting any unsatisfied judgment or award given against it by any court, board of arbitration or other body;

(r)                                    all licences, consents, exemptions, clearance filings, registration, payments of taxes, notarisation and authorisations as are or may be necessary or desirable for the proper conduct of its business, trade, and ordinary activities and for the performance and discharge of its obligations and liabilities under this Mortgage and each other Transaction Document to which the respective Mortgagor is a party and which are required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of this Mortgage and each other Transaction Document to which the respective Mortgagor is a party and the creation of security over the Mortgaged Shares have been obtained and are in full force and effect;

(s)                                  it has not taken any action whereby the rights attaching to the Mortgaged Shares are altered or diluted save to the extent such alteration or dilution is expressly permitted under this Mortgage or any other Transaction Document;

(t)                                    the Mortgagor has taken all corporate and other action required to approve its execution, delivery, performance and enforceability of this Mortgage and each other Transaction Document to which the Mortgagor is a party; and

(u)                                 this Mortgage creates the Security Interests it purports to create with the ranking and priority it is expressed to have.

2.2                                 The Mortgagor also represents and warrants to and undertakes with the Security Agent that the foregoing representations and warranties will be true and accurate throughout the continuance of this Mortgage with reference to the facts and circumstances subsisting from time to time.

3.                                      COVENANT TO PAY

3.1                                 The Mortgagor hereby covenants with the Security Agent as primary obligor and not merely as surety:

(a)                                  to pay and discharge the Secured Obligations in the manner provided in the relevant Transaction Documents and to pay all amounts, interest, expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys as are stated in this Mortgage and the Transaction Documents to be payable by the Mortgagor to or be recoverable from the Mortgagor by the Security Agent (or in respect of which the Mortgagor agree in this Mortgage to indemnify the Security Agent) at the times and in the manner specified in this Mortgage; and

(b)                                 to pay interest on all amounts, interest, expenses, claims, liabilities, losses, costs, duties, fees, charges or other moneys referred to in Clause 3.1(a) from the date on which the relevant amount, interest, expense, liability, loss, cost, duty, fee, charge or other money is paid or discharged by the Security Agent until the date of reimbursement thereof to the Security Agent (both before and after any relevant judgment) at the rate applicable to default interest as set out in Clause 9.3 (Default Interest) of the Facility Agreement (in the form subsisting as at the date of this Mortgage).

4.                                      SECURITY

4.1                                 As continuing security for the Secured Obligations, the Mortgagor as legal and beneficial owner with title guarantee hereby with effect from the commencement of the Security Period:

(a)                                  mortgages to the Security Agent by way of a first equitable mortgage all its right, title and interest in and to the Mortgaged Shares;

(b)                                 charges to the Security Agent, by way of a first fixed charge, all of its right, title and interest in and to the Mortgaged Shares including all benefits, present and future, actual and contingent accruing in respect of the Mortgaged Shares (to the extent not effectively mortgaged under Clause 4.1(a)); and

(c)                                  assigns, and agrees to assign, absolutely by way of security to the Security Agent all its rights, present and future, relating to any of the Mortgaged Shares (to the extent not effectively mortgaged under Clause 4.1(a)).

4.2                                 The Mortgagor hereby agrees to deliver, or cause to be delivered, to the Security Agent on:

(a)                                  or prior to the Effective Date (as defined in the deed of amendment dated                                  2010 relating to the Security Trust Deed), the corporate documents, resolutions and authorities of the Mortgagor required to authorise the execution of this Mortgage;

(b)                                 completion of the Relevant Permitted Reorganisation, executed but undated share transfer certificates in respect of the Initial Mortgaged Shares in favour of the Security Agent or its nominees (as the Security Agent shall direct) in the form set out in Schedule 1 to this Mortgage and any other documents which from time to time may be requested by the Security Agent in order to enable the Security Agent or its nominees to be registered as the owner or otherwise obtain legal title to the Initial

Mortgaged Shares at any time after the occurrence of an Event of Default which is continuing;

(c)                                  completion of the Relevant Permitted Reorganisation, all share certificates representing the Initial Mortgaged Shares and a certified copy of the Register of Members of the Company showing the Mortgagor as the registered owner of the Initial Mortgaged Shares;

(d)                                 completion of the Relevant Permitted Reorganisation, an executed irrevocable proxy and an executed irrevocable power of attorney made in respect of the Mortgaged Shares in favour of the Security Agent in respect of all general meetings and written resolutions of the Company respectively in the form set out in Schedule 2 to this Mortgage;

(e)                                  completion of the Relevant Permitted Reorganisation, executed but undated letters of resignation and release together with letters of authority to date the same from each of the directors and officers (if any) of the Company in the forms set out in Parts I and II of Schedule 3 to this Mortgage;

(f)                                    completion of the Relevant Permitted Reorganisation, an executed irrevocable letter of undertaking and confirmation from the Company to the Security Agent in the form set out in Schedule 4 to this Mortgage;

(g)                                 completion of the Relevant Permitted Reorganisation, executed but undated written resolutions of all the directors of the Company in the form set out in Schedule 5 to this Mortgage; and

(h)                                 completion of the Relevant Permitted Reorganisation, executed irrevocable letter of instruction from the Company to its registered agent in the form set out in Schedule 6 to this Mortgage.

4.3                                 Except as otherwise permitted under the Facility Agreement (in the form subsisting on the date of this Mortgage), the Mortgagor will procure that there shall be no increase or reduction in the number of authorised or issued shares of the Company, no change in the registered office or registered agent, no change to the Register of Members, no appointment of any further director or officers of the Company and no change to the Register of Directors, in each case, without the prior consent in writing of the Security Agent.

4.4                                 The Mortgagor will deliver, or cause to be delivered, to the Security Agent immediately upon (without prejudice to Clause 4.3) the accrual, offer or issue of any shares acquired in respect of the Mortgaged Shares by reason of a division or combination of shares, share dividend, reclassification or otherwise, the items listed in Clauses 4.2(b) and 4.2(c), in respect of all such further Mortgaged Shares.

4.5                                 The Mortgagor will deliver or cause to be delivered to the Security Agent immediately upon (without prejudice to Clause 4.3):

(a)                                  the appointment of any further director or officer of the Company, the items listed in Clause 4.2(e) (with respect to each newly appointed director or officer); and

(b)                                 the appointment or resignation of any director of the Company, the item listed in Clause 4.2(g).

4.6                                 The Mortgagor shall, immediately after execution of this Mortgage create and maintain a Register of Charges to the extent this has not already been done and enter particulars of the security interests created pursuant to this Mortgage in the Register of Charges and immediately after entry of such particulars has been made, provide the Security Agent with a certified true copy of the updated Register of Charges.

4.7                                 The Mortgagor shall immediately upon completion of the Relevant Permitted Reorganisation, procure that the following notation be entered on the Register of Members of the Company and that a copy of such annotated Register of Members be filed with the Registrar of Corporate Affairs:

“All the shares registered in the name of SinoTech Energy Limited are mortgaged and charged in favour of DB Trustees (Hong Kong) Limited pursuant to a share mortgage dated                                       , as amended from time to time.  The date on which this annotation was entered in the Register of Members is [registered agent to complete].”

4.8                                 The Mortgagor shall, upon completion of the Relevant Permitted Reorganisation, provide the Security Agent with a certified true copy of the Register of Members of the Company with the annotation referred to in Clause 4.7.

5.                                      RIGHTS IN RESPECT OF MORTGAGED SHARES

5.1                                 Unless and until the occurrence of an Event of Default as long as an Event of Default which is continuing:

(a)                                  the Mortgagor shall be entitled to exercise all voting and consensual powers pertaining to the Mortgaged Shares or any part thereof for all purposes not inconsistent with the terms of this Mortgage or the other Transaction Documents; and

(b)                                 the Mortgagor shall be entitled to receive and retain any dividends, interest or other moneys or assets accruing on or in respect of the Mortgaged Shares or any part thereof (except as otherwise provided in the other Transaction Documents).

5.2                                 The Mortgagor shall pay all calls, instalments or other payments and shall discharge all other obligations, which may become due in respect of any of the Mortgaged Shares.  The Security Agent may at any time, if it thinks fit make such payments or discharge such obligations on behalf of the Mortgagor.  Any sums so paid by the Security Agent in respect thereof shall be repayable on demand and pending such repayment shall constitute part of the Secured Obligations.

5.3                                 The Security Agent shall not have any duty to ensure that any dividends, interest or other moneys and assets receivable in respect of the Mortgaged Shares are duly and punctually paid, received or collected as and when the same become due and payable or to ensure that the correct amounts (if any) are paid or received on or in respect of the Mortgaged Shares or to ensure the taking up of any (or any offer of any) stocks, shares, rights, moneys or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, preference, or otherwise on or in respect of, any of the Mortgaged Shares.

5.4                                 The Mortgagor hereby authorises the Security Agent to arrange at any time and from time to time after the occurrence of an Event of Default (as long as an Event of Default is continuing) for the Mortgaged Shares or any part thereof to be registered in the name of the Security Agent (or its nominee) thereupon to be held, as so registered, subject to the terms of this

Mortgage and at the request of the Security Agent, the Mortgagor shall without delay procure that the foregoing shall be done.

6.                                      PRESERVATION OF SECURITY

6.1                                 It is hereby agreed and declared that:

(a)                                  the security created by this Mortgage shall be held by the Security Agent as a continuing security for the payment and discharge of the Secured Obligations and the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the Secured Obligations;

(b)                                 the Security Agent shall not be bound to enforce any other security before enforcing the security created by this Mortgage;

(c)                                  no delay or omission on the part of the Security Agent in exercising any right, power or remedy under this Mortgage shall impair such right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies herein provided are cumulative and not exclusive of any rights, powers and remedies provided by law and may be exercised from time to time and as often as the Security Agent may deem expedient; and

(d)                                 any waiver by the Security Agent of any terms of this Mortgage shall only be effective if given in writing and then only for the purpose and upon the terms for which it is given.

6.2                                 Any settlement or discharge under this Mortgage between the Security Agent and the Mortgagor shall be conditional upon no security or payment to the Security Agent or any other Secured Party by the Company or the Mortgagor or any other person being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency, administration or liquidation for the time being in force and, if such condition is not satisfied, the Security Agent shall be entitled to recover from the Mortgagor on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred the payment of which amounts shall, for the avoidance of doubt, form part of the Secured Obligations.

6.3                                 The rights of the Security Agent under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, in whole or in part, including whether or not known to or discoverable by the Company, the Mortgagor, the Security Agent or any other person:

(a)                                  any time or waiver granted to or composition with the Company, the Mortgagor or any other person;

(b)                                 the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Company, the Mortgagor or any other person;

(c)                                  any legal limitation, disability, incapacity or other circumstances relating to the Company, the Mortgagor or any other person;

(d)                                 any amendment or supplement to any Transaction Document or any other document or security (including any amendment the effect of which is to change the nature or amount of any facilities made available thereunder or to change the nature or extent of any obligations thereunder);

(e)                                  the dissolution, liquidation, amalgamation, reconstruction or reorganisation of the Company, the Mortgagor or any other person; or

(f)                                    the unenforceability, invalidity or frustration of any obligations of the Company, the Mortgagor or any other person under any Transaction Document or any other document or security.

6.4                                 Until the Release Date, the Mortgagor shall not by virtue of any payment made hereunder on account of the Secured Obligations or by virtue of any enforcement by the Security Agent of its rights under, or the security constituted by, this Mortgage or any Transaction Document or by virtue of any relationship between or transaction involving the Mortgagor and/or the Company (whether such relationship or transaction shall constitute the Mortgagor a creditor of the Company, a guarantor of the obligations of the Company or in part subrogated to the rights of others against the Company or otherwise howsoever and whether or not such relationship or transaction shall be related to, or in connection with, the subject matter of this Mortgage):

(a)                                  exercise any rights of subrogation against the Company or any other person in relation to any rights, security or moneys held or received or receivable by the Security Agent or any person;

(b)                                 exercise any right of contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement;

(c)                                  exercise any right of set-off or counterclaim against the Company or any such co-surety;

(d)                                 receive, claim or have the benefit of any payment, distribution, security or indemnity from the Company or any such co-surety; or

(e)                                  unless so directed by the Security Agent (when the Mortgagor will prove in accordance with such directions), claim as a creditor of the Company or any such co-surety in competition with the Security Agent.

The Mortgagor shall hold in trust for the Security Agent and forthwith pay or transfer (as appropriate) to the Security Agent any such payment (including an amount to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

6.5                                 Until the Release Date, the Security Agent may at any time keep in a separate account or accounts (without liability to pay interest thereon) in the name of the Security Agent for as long as it may think fit, any moneys received recovered or realised under this Mortgage or under any other guarantee, security or agreement relating in whole or in part to the Secured Obligations without being under any intermediate obligation to apply the same or any part thereof in or towards the discharge of the Secured Obligations or any other amount owing or payable under the Transaction Documents; provided that the Security Agent shall be obliged to apply amounts standing to the credit of such account or accounts once the aggregate amount held by the Security Agent in any such account or accounts opened pursuant hereto is sufficient to satisfy the outstanding amount of the Secured Obligations in full.

6.6                                 The Mortgagor shall not, without the prior written consent of the Security Agent (but subject to the provisions of the Transaction Warrant Instruments and the Transaction Documents):

(a)                                  cause or permit any rights attaching to the Mortgaged Shares to be varied or abrogated;

(b)                                 cause or permit any of the Mortgaged Shares to be consolidated, sub-divided or converted or the capital of the Company to be re-organised, exchanged or repaid; or

(c)                                  cause or permit anything to be done which may depreciate, jeopardise or otherwise prejudice the value of the security hereby given.

6.7                                 The Mortgagor hereby covenants that during the Security Period it will remain the legal and beneficial owner of the Mortgaged Shares (subject to the Security Interests hereby created) and that it will not:

(a)                                  create or suffer the creation of any Security Interests (other than those created by this Mortgage) or any other interest on or in respect of the whole or any part of the Mortgaged Shares or any of its interest therein;

(b)                                 sell, assign, transfer or otherwise dispose of any of its interest in the Mortgaged Shares except with the prior consent in writing of the Security Agent; or

(c)                                  permit the Register of Members for the Company to be maintained outside of the British Virgin Islands or by a service provider other than the person to whom the letter of instructions in Schedule 6 has been given (unless in the latter case, the Mortgagor have executed and delivered a new letter of instruction in substantially the form of Schedule 6 to the new service provider).

6.8                                 At no time after the completion of the Relevant Permitted Reorganisation, shall the Mortgagor cease to legally and beneficially own directly 100% of the shares in the Company (of each class) of and equity interests in the Company, free from Security (other than Transaction Security and the Original Holdco Share Mortgage (if any)) and shall not cease to have management control over the Company.

6.9                                 The Mortgagor shall remain liable to perform all the obligations assumed by it in relation to the Mortgaged Shares and the Security Agent shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever in the event of any failure by the Mortgagor to perform its obligations in respect thereof.

6.10                           The Mortgagor shall ensure that it shall not, without the prior written consent of the Security Agent, use its voting rights to permit the Company to amend its memorandum or articles of association in a way which could be expected to adversely affect the interests of the Security Agent or any of the Secured Parties.

6.11                           The Mortgagor shall procure that the Company shall not:

(a)                                  create or permit to subsist any Security Interest upon the whole or any part of its assets, except as permitted under the Facility Agreement (in the form subsisting as at the date of this Mortgage) or by the Security Agent;

(b)                                 register any transfer of the Mortgaged Shares to any person except to the Security Agent or its nominees pursuant to the provisions of this Mortgage;

(c)                                  issue any replacement share certificates in respect of any of the Mortgaged Shares except for any such replacement in connection with a transfer of Mortgaged Shares;

(d)                                 continue its existence under the laws of any jurisdiction other than the British Virgin Islands;

(e)                                  do anything which might prejudice its status as a BVI Business Company;

(f)                                    issue, allot or grant warrants or options with respect to any additional shares, except as permitted under the Facility Agreement (in the form subsisting as at the date of this Mortgage);

(g)                                 exercise any rights of forfeiture over any of the Mortgaged Shares; or

(h)                                 purchase, redeem, otherwise acquire, cancel, sub-divide, amalgamate, reclassify or otherwise restructure any of the Mortgaged Shares,

during the Security Period without the prior written consent of the Security Agent.

6.12                           The Mortgagor shall procure that the Company irrevocably waives in favour of the Security Agent:

(a)                                  any first and paramount lien; and

(b)                                 any rights of forfeiture,

which it may have over the Mortgaged Shares.

6.13                           The Mortgagor shall procure that the Company shall irrevocably consent to any transfer of the Mortgaged Shares by the Security Agent or its nominee to any other person pursuant to the exercise of the Security Agent’s rights under this Mortgage.

6.14                           The Mortgagor shall procure that the Company shall comply with its memorandum and articles of association and otherwise conduct its affairs in a way which does not prejudice the Security Agent’s legal and economic interests in relation to the Mortgaged Shares.

6.15                           The Mortgagor shall not without the prior written consent of the Security Agent participate in any vote concerning a members’ liquidation or compromise pursuant to Section 177 of the BVI Act or Part II of the Insolvency Act.

7.                                      ENFORCEMENT OF SECURITY

7.1                                 At any time after the occurrence of an Event of Default (as long as an Event of Default is continuing) or if a demand is made for the payment of the Secured Obligations the security hereby constituted shall become immediately enforceable and the rights of enforcement of the Security Agent under this Mortgage shall be immediately exercisable upon and at any time thereafter and, without prejudice to the generality of the foregoing the Security Agent without further notice to the Mortgagor may, whether acting on its own behalf or through a receiver or agent:

(a)                                  solely and exclusively exercise all voting and/or consensual powers pertaining to the Mortgaged Shares or any part thereof and may exercise such powers in such manner as the Security Agent may think fit;

(b)                                 date and present to the Company or any other person any undated documents provided to it pursuant to Clause 4 or any other provision of this Mortgage, including to remove the then existing directors and officers (with or without cause) by dating and presenting the undated, signed letters of resignation delivered pursuant to this Mortgage to appoint such persons as directors of the Company as it shall deem appropriate;

(c)                                  receive and retain all dividends, interest or other moneys or assets accruing on or in respect of the Mortgaged Shares or any part thereof, such dividends, interest or other moneys or assets to be held by the Security Agent, as additional security mortgaged and charged under and subject to the terms of this Mortgage and any such dividends, interest and other moneys or assets received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Security Agent and paid or transferred to the Security Agent on demand;

(d)                                 take possession of, get in, assign, exchange, sell, transfer, grant options over or otherwise dispose of the Mortgaged Shares or any part thereof at such place and in such manner and at such price or prices as the Security Agent may deem fit, and thereupon the Security Agent shall have the right to deliver, assign and transfer in accordance therewith the Mortgaged Shares so sold, transferred, granted options over or otherwise disposed of including by way of changing the ownership of the Mortgaged Shares as shown on the Register of Members;

(e)                                  borrow or raise money either unsecured or on the security of the Mortgaged Shares (either in priority to the Mortgage or otherwise);

(f)                                    settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of the Mortgagor or relating to the Mortgaged Shares;

(g)                                 bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Mortgaged Shares or any business of the Mortgagor;

(h)                                 redeem any security (whether or not having priority to the Mortgage) over the Mortgaged Shares and to settle the accounts of any person with an interest in the Mortgaged Shares;

(i)                                     exercise and do (or permit the Mortgagor or any nominees of the Mortgagor to exercise and do) all such rights and things as the Security Agent would be capable of exercising or doing if it were the absolute beneficial owner of the Mortgaged Shares;

(j)                                     do anything else it may think fit for the realisation of the Mortgaged Shares or incidental to the exercise of any of the rights conferred on the Security Agent under or by virtue of any document to which the Mortgagor is a party; and

(k)                                  exercise all rights and remedies afforded to it under this Mortgage and applicable law.

7.2                                 The Security Agent shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under this Mortgage or to make any claim or to take any action to collect any moneys assigned by this Mortgage or to enforce any rights or benefits assigned to the Security Agent by this Mortgage or to which the Security Agent may at any time be entitled hereunder.

7.3                                 Upon any sale of the Mortgaged Shares or any part thereof by the Security Agent, the purchaser shall not be bound to see or enquire whether the Security Agent’s power of sale has become exercisable in the manner provided in this Mortgage and the sale shall be deemed to be within the power of the Security Agent, and the receipt of the Security Agent for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

7.4                                 Any money received or realised under the powers conferred by this Mortgage shall be paid or applied in the order as set out in Clause 7 (Application of Proceeds) of the Security Trust Deed.

7.5                                 The Security Agent may, at any time after demand and until the irrevocable and unconditional payment to the Security Agent of all Secured Obligations, place and keep to the credit of a suspense account any money received or realised by the Security Agent by virtue of this Mortgage.  The Security Agent shall have no intermediate obligation to apply such money in or towards the discharge of any Secured Obligations.  Amounts standing to the credit of any such suspense account shall bear interest at a rate considered by the Security Agent in good faith to be a fair market rate.

7.6                                 Until all Secured Obligations have been unconditionally and irrevocably paid and discharged in full, the Security Agent may refrain from applying or enforcing any other moneys, security or rights held by it in respect of the Secured Obligations or may apply and enforce such moneys, security or rights in such manner and in such order as it shall decide in its unfettered discretion.

7.7                                 Neither the Security Agent nor its agents, managers, officers, employees, delegates and advisers shall be liable for any claim, demand, liability, loss, damage, cost or expense incurred or arising in connection with the exercise or purported exercise of any rights, powers and discretions hereunder in the absence of dishonesty or wilful default.

7.8                                 The Security Agent shall not by reason of the taking of possession of the whole or any part of the Mortgaged Shares or any part thereof be liable to account as mortgagee-in-possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a mortgagee-in-possession might be liable.

7.9                                 The following shall apply with respect to statutory restrictions:

(a)                                  the restriction on the consolidation of mortgages and on power of sale imposed by Sections 35 and 40 respectively of the CLP Ordinance shall not apply to the security constituted by this Mortgage;

(b)                                 for the purposes of Section 66(5) of the BVI Act there are no limitations on the remedies available to a mortgagee, chargee or receiver in respect of mortgages or charges of shares;

(c)                                  for the purposes of Section 66(7)(a) and Section 66(7)(b) of the BVI Act, the remedies available in Section 66(5) of the BVI Act shall not be exercisable until:

(i)                                     a period of one hour has elapsed from the occurrence of an Event of Default; and

(ii)                                  the Event of Default has not been rectified within one hour of service of a notice specifying the default and requiring rectification thereof.

7.10                           For the purpose of all rights and powers implied or granted by statute, the Secured Obligations are deemed to have fallen due on the date of this Mortgage.  The power of sale and other powers conferred by Sections 38 and 39 of the CLP Ordinance and all other enforcement powers conferred by this Mortgage shall be immediately exercisable at any time after the occurrence of an Event of Default (as long as an Event of Default is continuing).

7.11                           If there is any ambiguity or conflict between the powers contained in the Insolvency Act and/or the CLP Ordinance and those contained in this Mortgage, those contained in this Mortgage shall prevail.

7.12                           Section 46(1) of the CLP Ordinance shall not apply to this Mortgage.

7.13                           Section 46(6) of the CLP Ordinance shall not apply to a receiver appointed under this Mortgage.

8.                                      APPOINTMENT OF A RECEIVER

8.1                                 At any time after:

(a)                                  the occurrence of an Event of Default (as long as an Event of Default is continuing); or

(b)                                 a request has been made by the Mortgagor to the Security Agent for the appointment of a receiver over its assets or in respect of that Mortgagor,

then notwithstanding the terms of any other agreement between the Mortgagor and any person, the Security Agent may (unless precluded by law) appoint in writing any person or persons to be a receiver or receiver and manager of all or any part of the Mortgaged Shares as the Security Agent may choose in its entire discretion.

8.2                                 Where more than one receiver is appointed, the appointees shall have power to act jointly or separately unless the Security Agent shall specify to the contrary.

8.3                                 The Security Agent may from time to time determine the remuneration of a receiver.

8.4                                 The Security Agent may remove a receiver from all or any of the Mortgaged Shares of which he is the receiver and after the receiver has vacated office or ceased to act in respect of any of the Mortgaged Shares, appoint a further receiver over all or any of the Mortgaged Shares in respect of which he shall have ceased to act.

8.5                                 Such an appointment of a receiver shall not preclude:

(a)                                  the Security Agent from making any subsequent appointment of a receiver over all or any Mortgaged Shares over which a receiver has not previously been appointed or has ceased to act; or

(b)                                 the appointment of an additional receiver to act while the first receiver continues to act.

8.6                                 The receiver shall be the agent of the Mortgagor (which shall be solely liable for his acts, defaults and remuneration) unless and until the Mortgagor is placed into liquidation, after which time he shall act as principal.  The receiver shall not at any time become the agent of the Security Agent.

9.                                      POWERS OF A RECEIVER

9.1                                 In addition to those powers conferred by law, a receiver shall have and be entitled to exercise in relation to the Mortgagor all the powers set out below:

(a)                                  to exercise all rights of the Security Agent under or pursuant to this Mortgage including all voting and other rights attaching to the Mortgaged Shares;

(b)                                 to make any arrangement or compromise with others as he shall think fit;

(c)                                  to appoint managers, officers and agents for the above purposes at such remuneration as the receiver may determine;

(d)                                 to redeem any prior encumbrance and settle and pass the accounts of the encumbrancer and any accounts so settled and passed shall (subject to any manifest error) be conclusive and binding on the Mortgagor and the money so paid shall be deemed an expense properly incurred by the receiver;

(e)                                  to pay the proper administrative charges in respect of time spent by its agents and employees in dealing with matters raised by the receiver or relating to the receivership of the Mortgagor; and

(f)                                    to do all such other acts and things as may be considered by the receiver to be incidental or conducive to any of the above matters or powers or otherwise incidental or conducive to the preservation, improvement or realisation of the Mortgaged Shares or the value thereof.

10.                               FURTHER ASSURANCES

10.1                           The Mortgagor shall at its own expense promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may specify and in such form as the Security Agent may require in order to:

(a)                                  perfect or protect the security created or intended to be created under or evidenced by this Mortgage (which may include the execution of a legal mortgage, charge, assignment or other security over all or any of the assets which are, or are intended to be, the subject of this Mortgage) or for the exercise of any rights, powers and remedies of the Security Agent provided by or pursuant to this Mortgage, the Transaction Documents or by law;

(b)                                 confer on the Security Agent security over any property and assets of the Mortgagor located in any jurisdiction which is (to the extent permitted by local law) equivalent or similar to the security intended to be conferred by or pursuant to this Mortgage; or

(c)                                  following an Event of Default (as long as an Event of Default is continuing), facilitate the realisation of the assets which are, or are intended to be, the subject of this Mortgage.

10.2                           Without limiting the other provisions of this Mortgage, the Mortgagor shall at its own expense take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any security conferred or intended to be conferred on the Security Agent by or pursuant to this Mortgage.

11.                               INDEMNITIES

11.1                           The Mortgagor will indemnify and save harmless the Security Agent, any receiver and each agent or attorney appointed under or pursuant to this Mortgage from and against any and all expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Security Agent or such receiver, agent or attorney:

(a)                                  in the exercise or purported exercise of any rights, powers or discretions vested in them pursuant to this Mortgage;

(b)                                 in the preservation or enforcement of the Security Agent’s rights under this Mortgage or the priority thereof;

(c)                                  on the release of any part of the Mortgaged Shares from the security created by this Mortgage; or

(d)                                 arising out of any breach by the Mortgagor of any term of this Mortgage,

and the Security Agent or such receiver, agent or attorney may retain and pay all sums in respect of the same out of money received under the powers conferred by this Mortgage.  All amounts suffered, incurred or paid by the Security Agent or such receiver, agent or attorney or any of them shall be recoverable on a full indemnity basis provided that nothing in this Clause 11.1 shall require the Mortgagor to indemnify and save harmless the Security Agent from and against any expenses, claims, liabilities, losses, taxes, costs, duties, fees and charges suffered, incurred or made by the Security Agent as a result of the Security Agent’s fraud or wilful default.

11.2                           If, under any applicable law or regulation, and whether pursuant to a judgment being made or registered against the Mortgagor or the bankruptcy or liquidation of the Mortgagor or for any other reason any payment under or in connection with this Mortgage is made or fails to be satisfied in a currency (the “Payment Currency”) other than the currency in which such payment is due under or in connection with this Mortgage (the “Contractual Currency”), then to the extent that the amount of such payment actually received by the Security Agent when converted into the Contractual Currency at the rate of exchange, falls short of the amount due under or in connection with this Mortgage, the Mortgagor, as a separate and independent obligation, shall indemnify and hold harmless the Security Agent against the amount of such shortfall.  For the purposes of this Clause 11.2, “rate of exchange” means the rate at which the Security Agent is able on or about the date of such payment to purchase the Contractual Currency with the Payment Currency and shall take into account any premium and other costs of exchange with respect thereto.

12.                               POWER OF ATTORNEY

12.1                           The Mortgagor, by way of security and in order more fully to secure the performance of its obligations hereunder, hereby irrevocably appoints the Security Agent and the persons deriving title under it (including, but without any limitation, any receiver) jointly and also severally (with full power of substitution and delegation) to be its attorney-in-fact:

(a)                                  to execute and complete in favour of the Security Agent or its nominees or of any purchaser any documents which the Security Agent may from time to time require for perfecting the Security Agent’s title to, for vesting any of the assets and property hereby mortgaged or charged in the Security Agent or its nominees or in any purchaser or for any of the purposes contemplated in Clause 7.1 hereof;

(b)                                 to give effectual discharges for payments, to take and institute on non-payment (if the Security Agent in its sole discretion so decides) all steps and proceedings in the name of the Mortgagor or of the Security Agent for the recovery of such moneys, property and assets hereby mortgaged or charged;

(c)                                  to agree accounts and make allowances and give time or other indulgence to any surety or other person liable;

(d)                                 so as to enable the Security Agent to carry out in the name of the Mortgagor any obligation imposed on the Mortgagor by this Mortgage (including the execution and delivery of any deeds, charges, assignments or other security and any transfers of the Mortgaged Shares and the exercise of all the Mortgagor’s rights and discretions in relation to the Mortgaged Shares);

(e)                                  so as to enable the Security Agent and any receiver or other person to exercise, or delegate the exercise of, any of the rights, powers and authorities conferred on them by or pursuant to this Mortgage or by law (including the exercise of any right of a legal and beneficial owner of the Mortgaged Shares); and

(f)                                    generally for it and in its name and on its behalf and as its act and deed or otherwise execute, seal and deliver and otherwise perfect and do any such legal assignments and other assurances, charges, authorities and documents over the moneys, property and assets hereby charged, and all such deeds, instruments, acts and things which may be required for the full exercise of all or any of the powers conferred or which may be deemed proper on or in connection with any of the purposes aforesaid.

12.2                           Notwithstanding any other provision of Clause 12.1, such power shall not be exercisable by or on behalf of the Security Agent as the case may be until:

(a)                                  an Event of Default (as long as an Event of Default is continuing) has occurred; or

(b)                                 the Mortgagor has failed to comply with Clause 10.

12.3                           The power hereby conferred shall be a general power of attorney and the Mortgagor hereby ratifies and confirms and agrees to ratify and confirm any instrument, act or thing which any attorney appointed pursuant hereto may execute or do.  In relation to the power referred to herein, the exercise by the Security Agent of such power shall be conclusive evidence of its right to exercise the same.

13.                               EXPENSES

13.1                           The Mortgagor shall pay to the Security Agent on demand all costs, fees and expenses (including, but not limited to, legal fees and expenses) and taxes thereon:

(a)                                  reasonably incurred by the Security Agent or for which the Security Agent may become liable in connection with:

(i)                                     the negotiation, preparation and execution of this Mortgage;

(ii)                                  any variation of, or amendment or supplement to, any of the terms of this Mortgage; or

(iii)                               any consent or waiver required from the Security Agent in relation to this Mortgage; and

(b)                                 incurred by the Security Agent or for which the Security Agent may become liable in connection with the preserving or enforcing of, or attempting to preserve or enforce, any of its rights under this Mortgage or the priority hereof and in the case referred to in Clauses 13.1(a)(ii) and 13.1(a)(iii) regardless of whether the same is actually implemented, completed or granted, as the case may be.

13.2                           The Mortgagor shall pay promptly all registration, stamp, documentary and other like duties and taxes to which this Mortgage may be subject or give rise and shall indemnify the Security Agent on demand against any and all liabilities with respect to or resulting from any delay or omission on the part of the Mortgagor to pay any such duties or taxes.

14.                               RELEASE

14.1                           Subject to Clauses 6.2 and 14.2 after the occurrence of the Release Date, the Security Agent shall (at the request and cost of the Mortgagor) execute such documents and do all such reasonable acts as may be necessary to release the Mortgaged Shares from the security constituted by this Mortgage.  Such release shall not prejudice the rights of the Security Agent under Clause 11.

14.2                           If the Security Agent considers in good faith that any amount received in payment or purported payment of the Secured Obligations is capable of being avoided or reduced by virtue of any insolvency or other similar laws:

(a)                                  the liability of the Mortgagor under this Mortgage and the security constituted by this Mortgage shall continue and such amount shall not be considered to have been irrevocably paid; and

(b)                                 the Security Agent may keep any security held by it in respect of the Mortgagor’ liability under the Transaction Documents in order to protect the Secured Parties against any possible claim under insolvency law.  If a claim is made against a Secured Party prior to the discharge of any such security, the Security Agent may keep the security until that claim has finally been dealt with.

15.                               NOTICES

15.1                           Any notice required to be given hereunder shall be in writing in the English language and shall be served in accordance with Clause 30 (Notices) of the Facility Agreement (in the form subsisting as at the date of this Mortgage) mutatis mutandis by sending the same to the relevant address as set out below:

The Mortgagor

To:                                                                              SinoTech Energy Limited

Address:                                               3/F, No. 19 Ronghua South Road

                                                                                                Beijing Economic-Technological Development Area
Beijing 100176, People’s Republic of China

Telephone:                                    +86 10 8712 5555

Fax:                                                                           +86 10 8712 5500

Attention:                                         Chief Executive Officer

The Security Agent

To:                                                                              DB Trustees (Hong Kong) Limited

Address:                                               48/F, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong

Fax:                                                                           +852 2203 7320/7323

Attention:                                         Managing Director

16.                               ASSIGNMENTS

16.1                           This Mortgage shall be binding upon and shall enure to the benefit of the Mortgagor, the Security Agent and each of their respective successors and (subject as hereinafter provided) assigns and references in this Mortgage to any of them shall be construed accordingly.

16.2                           The Mortgagor may not assign or transfer all or any part of its rights and/or obligations under this Mortgage.

16.3                           The Security Agent may assign or transfer all or any part of its rights or obligations under this Mortgage to any assignee or transferee without the consent of the Mortgagor.

17.                               SET-OFF

17.1                           The Mortgagor authorises the Security Agent (but the Security Agent shall not be obliged to exercise such right), after the occurrence of an Event of Default (as long as an Event of Default is continuing) to set-off against the Secured Obligations any amount or other obligation (contingent or otherwise) owing by the Security Agent to the Mortgagor.

18.                               SUBSEQUENT SECURITY INTERESTS

18.1                           If the Security Agent or any other Secured Party at any time receives or is deemed to have received notice of any subsequent Security Interest affecting all or any part of the Mortgaged Shares or any assignment or transfer of the Mortgaged Shares which is prohibited by the terms of this Mortgage, all payments thereafter by or on behalf of the Mortgagor to the Security Agent or any other Secured Party shall be treated as having been credited to a new account of the Mortgagor and not as having been applied in reduction of the Secured Obligations as at the time when the Security Agent or any other Secured Party received such notice.

19.                               MISCELLANEOUS

19.1                           The Security Agent, at any time and from time to time, may delegate by power of attorney or in any other manner to any person or persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Security Agent under this Mortgage in relation to the Mortgaged Shares or any part thereof.  Any such delegation may be made upon such terms and be subject to such regulations as the Security Agent may think fit.  The Security Agent shall not be in any way liable or responsible to the Mortgagor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate provided the Security Agent has acted reasonably in selecting such delegate.

19.2                           If any of the clauses, conditions, covenants or restrictions (the “Provision”) of this Mortgage or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then the Provision shall apply with such deletion or modification as may be necessary to make it valid and effective.

19.3                           This Mortgage (together with any documents referred to herein) constitutes the whole agreement between the Parties relating to its subject matter and no variations hereof shall be effective unless made in writing and signed by each of the Parties.

19.4                           Each document, instrument, statement, report, notice or other communication delivered in connection with this Mortgage shall be in English or where not in English shall be accompanied by a certified English translation which translation shall with respect to all documents of a contractual nature and all certificates and notices to be delivered hereunder be the governing version and upon which in all cases the Security Agent and the Secured Parties shall be entitled to rely.

19.5                           This Mortgage may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

19.6                           The parties intend that this Mortgage takes effect as a deed notwithstanding the fact that the Security Agent may only execute it under hand.

19.7                           Nothing in this Mortgage shall constitute or be deemed to constitute a partnership between any of the Secured Parties and the Security Agent.

20.                               LAW AND JURISDICTION

20.1                           This Mortgage shall be governed by and construed in accordance with the laws of the British Virgin Islands and the Parties hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the British Virgin Islands, provided that nothing in this clause shall affect the right of the Security Agent to serve process in any manner permitted by law or limit the right of the Security Agent to take proceedings with respect to this Mortgage against the Mortgagor in any jurisdiction nor shall the taking of proceedings with respect to this Mortgage in any jurisdiction preclude the Security Agent from taking proceedings with respect to this Mortgage in any other jurisdiction, whether concurrently or not.

20.2                           The Mortgagor shall at all times maintain an agent for service of process in the British Virgin Islands. Such agent shall be Superport Limited (Company Number 1525496) of P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and any writ, judgment or other notice of legal process shall be sufficiently served on the Mortgagor if delivered to such agent at its address set out above. The Mortgagor undertakes not to revoke the authority of the above agent and if, for any reason, such agent no longer serves as agent of the Mortgagor to receive service of process the Mortgagor shall promptly appoint another such agent and advise the Security Agent of the new agent’s name and address for service.

IN WITNESS whereof this Equitable Share Mortgage has been entered into by the parties on the day and the year first before written.

EXECUTED AS A DEED by SINOTECH

ENERGY LIMITED:

/s/ Liu Qingzeng

(Name of Authorized Signatory)
Name:	Liu Qingzeng
Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)
Name:	Zheng Yao
Address:	19, Beijing Eco-Tech Development Area
Occupation:	Manager

SIGNATURE PAGE TO THE EQUITABLE SHARE MORTGAGE

EXECUTED AS A DEED by DB TRUSTEES

(HONG KONG) LIMITED:

/s/ Aric Kay-Russell	/s/Ng Yue Min

(Name of Authorized Signatory)

Name:

Title:

in the presence of:

(Name of witness)

Name:

Address:

Occupation:

SIGNATURE PAGE TO THE EQUITABLE SHARE MORTGAGE

SCHEDULE 1

SUPERPORT LIMITED

(THE “COMPANY”)

SHARE TRANSFER CERTIFICATE

[LEFT UNDATED]

SHARE TRANSFER CERTIFICATE DATED                                                             (the “Transferor”) does hereby transfer to                                                                of                                                                (the “Transferee”)                                                                        (the “Shares”) of a par value of                  each.

SIGNED by the Transferor by:

(Name of Authorized Signatory)

Name:

Title:

in the presence of:

(Name of witness)

Name:

Address:

Occupation:

And I/we do hereby agree to take the Shares.

SIGNED by the Transferee by:

(Name of Authorized Signatory)

Name:

Title:

in the presence of:

(Name of witness)

Name:

Address:

Occupation:

SCHEDULE 2

SUPERPORT LIMITED

IRREVOCABLE APPOINTMENT OF PROXY AND POWER OF ATTORNEY

We, SINOTECH ENERGY LIMITED, hereby irrevocably appoint DB TRUSTEES (HONG KONG) LIMITED (and its successors, assignees and transferees) as our:

1.                                       proxy to vote at meetings of the Shareholders of Superport Limited (the “Company”) in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name; and

2.                                       duly authorised representative and duly appointed attorney-in-fact to sign resolutions in writing of the Company in respect of any existing or further shares in the Company which may have been or may from time to time be issued and/or registered in our name.

This proxy and this power of attorney are irrevocable by reason of being coupled with the interest of DB Trustees (Hong Kong) Limited as mortgagee of the aforesaid shares.

IN WITNESS whereof this instrument has been duly executed as a deed this          day of                             .

EXECUTED AS A DEED by SINOTECH

ENERGY LIMITED:

(Name of Authorized Signatory)

Name:

Title:

in the presence of:

(Name of witness)

Name:

Address:

Occupation:

SCHEDULE 3

PART I

LETTER OF RESIGNATION FROM DIRECTOR

[LEFT UNDATED]

[Do not date]

Board of Directors

SUPERPORT LIMITED

Offshore Incorporations Limited

P.O. Box 957

Offshore Incorporations Centre

Road Town, Tortola

British Virgin Islands

Dear Sirs

LETTER OF RESIGNATION RE: SUPERPORT LIMITED (THE “COMPANY”)

I hereby resign as a Director of the Company and confirm that I have no claims against the Company for loss of office, arrears of pay or otherwise howsoever arising, but to the extent that I may have any such claim, I hereby irrevocably waive the same.

This resignation is to be effective as at the date hereof.

Yours faithfully

[Name of Director]

Director

SCHEDULE 3

PART II

LETTER OF AUTHORISATION FROM DIRECTOR

Date:

DB TRUSTEES (HONG KONG) LIMITED (and its successors, assignees and transferees)

Dear Sirs

SHARE MORTGAGE DATED [    ] (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “MORTGAGE”) BETWEEN SINOTECH ENERGY LIMITED AS MORTGAGOR AND DB TRUSTEES (HONG KONG) LIMITED AS SECURITY AGENT IN RESPECT OF SHARES IN SUPERPORT LIMITED (THE “COMPANY”)

I refer to (a) my executed but undated letter of resignation as a Director of the Company and (b) the executed but undated written resolutions of all the directors of the Company signed by me provided in accordance with the Mortgage.

I hereby authorise you to date, deliver, and give full effect to and otherwise complete the resignation letter and the undated written resolutions referred to above in the event of an Event of Default (as defined in the Mortgage as long as an Event of Default is continuing).

I hereby authorise you to send them to the Company’s registered office thereby terminating my directorship of the Company without compensation for loss of office.  I acknowledge and agree that your discretion to act in this regard is to be exercised solely in the interests of the Security Agent relating to the Mortgage executed over shares in the Company in your favour.

I confirm that you may delegate the authority conferred by this letter to any of your successors and assigns as Security Agent in relation to the Mortgage.

Yours faithfully

[Name of Director]

Director

SCHEDULE 4

LETTER OF UNDERTAKING AND CONFIRMATION FROM SUPERPORT LIMITED TO

DB TRUSTEES (HONG KONG) LIMITED

Date:

DB TRUSTEES (HONG KONG) LIMITED (and its successors, assignees and transferees)

Dear Sirs

SUPERPORT LIMITED (THE “COMPANY”)

We refer to the equitable share mortgage in respect of Shares of the Company dated [               ] (as amended and supplemented from time to time, the “Mortgage”) between SINOTECH ENERGY LIMITED as mortgagor (the “Mortgagor”) and DB TRUSTEES (HONG KONG) LIMITED as security agent (the “Security Agent” (such expression to include its successors, assignees and transferees)) whereby, inter alia, the Mortgagor granted a mortgage and charge over the Mortgaged Shares in favour of the Security Agent.

Capitalised words and expressions used in this letter which are not expressly defined herein have the meanings ascribed to them in the Mortgage.

This letter of undertaking and confirmation is given pursuant to Clauses 4.2(f) and 4.8 of the Mortgage.

1.                                       For valuable consideration receipt of which is hereby acknowledged, the Company hereby irrevocably and unconditionally undertakes to register (and hereby permits the Security Agent or its nominee(s), if it/they have custody of the original Register of Members to register) in the Company’s Register of Members any and all share transfers to the Security Agent or its nominee in respect of the Mortgaged Shares submitted to the Company by the Security Agent.

2.                                       The Company hereby confirms that it has instructed its registered agent to make an annotation of the existence of the Mortgage and the security interests created thereby in the Company’s Register of Members pursuant to Clause 4.8 of the Mortgage.

SIGNED for and on behalf of SUPERPORT LIMITED by:

(Name of Authorized Signatory)
Name:
Title:

SCHEDULE 5

SUPERPORT LIMITED

(the “Company”)

WRITTEN RESOLUTIONS OF THE DIRECTORS

OF THE COMPANY DATED

1.                                      SUPERPORT LIMITED (THE “COMPANY”)

1.1                                 Written resolution of all the directors made pursuant to the articles of association of the Company.

2.                                      SHARE TRANSFER

2.1                                 IT IS RESOLVED that the following transfer(s) of the shares of the Company be approved with immediate effect:

3.                                      CHANGES IN DIRECTORS

3.1                                 IT IS RESOLVED that:

(a)                                  the following persons be appointed as directors of the Company with immediate effect:

(b)                                 that the resignation of the following persons as directors of the Company be accepted with immediate effect:

4.                                      CHANGE IN OFFICER(S)

4.1                                 IT IS RESOLVED that:

(a)                                  the resignation of the following person(s) as officer(s) of the Company be accepted with immediate effect:

(b)                                 the following persons be appointed as officer(s) of the Company with the positions specified below with immediate effect:

5.                                      REGISTER OF MEMBERS

5.1                                 IT IS RESOLVED that the Register of Members of the Company be updated to record the transfer of the shares to the transferee referred to above and the registered agent of the Company be hereby authorised and instructed to:

(a)                                  update the original Register of Members if it retains the original or update its copy of the Register of Members if it retains a copy of the Register of Members to record the transferee as the registered holder of the relevant shares; and

(b)                                 provide a copy of the updated Register of Members to the transferee.

6.                                      REGISTER OF DIRECTORS

6.1                                 IT IS RESOLVED that the Register of Directors of the Company be updated to record the above changes in directors and secretary and the registered agent be hereby authorised and instructed to:

(a)                                  update the original Register of Directors and provide a copy of the updated Register of Directors to the transferee; and

(b)                                 make the necessary filings with the Registrar of Companies to reflect the change of directors.

[Name] Director	[Name] Director

[To be signed by all the directors of the Company]

SCHEDULE 6

FORM OF LETTER OF INSTRUCTIONS FROM SUPERPORT LIMITED TO REGISTERED AGENT

Date:

Offshore Incorporations Limited

P.O. Box 957

Offshore Incorporations Centre

Road Town, Tortola

British Virgin Islands

Dear Sirs

SUPERPORT LIMITED (THE “COMPANY”) – INSTRUCTIONS TO REGISTERED AGENT

1.                                       We irrevocably instruct that as from the date hereof, the following shall be an instructing party for the Company:

DB Trustees (Hong Kong) Limited (and its successors, assignees and transferees)

(the “New Instructing Party”), until such time as you are informed otherwise by the New Instructing Party.  As from the period starting from the date on which the New Instructing Party (or any successor-in-title) informs you that there has been an Event of Default (as defined in the Share Mortgage between SinoTech Energy Limited and DB Trustees (Hong Kong) Limited dated [               ] in respect of shares in the Company (as amended and supplemented from time to time, the “Mortgage”)) [which is continuing] and ending on the date on which the New Instructing Party (or its successor-in-title) informs you that such Event of Default no longer subsists, you will be irrevocably instructed to regard the New Instructing Party (or its successor-in-title) as the sole instructing party for the Company and without limiting the foregoing if at any time the New Instructing Party instructs you to register the Security Agent or its nominee (or any successor-in-title) as the registered holder of any of the shares the subject of the Mortgage you are hereby authorised and instructed to do so and update the original Register of Members accordingly without notice to us or consent from us.

2.                                       We irrevocably instruct you to make an annotation of the existence of the Mortgage and the security interests created thereby in the Company’s Register of Members pursuant to Clause 4.8 of the Mortgage.

Yours faithfully

(Name of Director)

Name: